UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 3, 2008
                               (November 26, 2008)

                          ARC Wireless Solutions, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

             Utah                     000-18122                 87-0454148
             ----                     ---------                 ----------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification Number)

                             10601 West 48th Avenue
                        Wheat Ridge, Colorado 80033-2285
                        --------------------------------
                    (Address of principal executive offices)

                                  303-421-4063
                                  ------------
                         (Registrant's Telephone Number)

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors;
          Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 26, 2008, Richard L. Anderson, the Company's Executive Vice President, resigned from his position with the Company, effective immediately. Mr. Anderson informed the Company that his resignation from his position as Executive Vice President of the Company was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

In connection with his resignation, Mr. Anderson and the Company executed a separation agreement pursuant to which Mr. Anderson will be paid $120,000 through May 26, 2009, and he will receive health benefits from the Company through June 30, 2009, both as payment for all compensation and other benefits to which he otherwise would have been entitled under his November 7, 2007 employment agreement. Mr. Anderson also agreed to provide reasonable consulting services to the Company through December 31, 2009.

On November 26, 2008, Monty R. Lamirato, the Company's Chief Financial Officer and Treasurer, resigned from his positions with the Company, effective immediately. Mr. Lamirato informed the Company that his resignation from his positions as Chief Financial Officer and Treasurer of the Company was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

In connection with Mr. Lamirato's resignation, Mr. Lamirato and the Company executed a separation agreement pursuant to which Mr. Lamirato will be paid $115,000 through May 26, 2009 for all compensation and other benefits to which he otherwise would have been entitled under his November 7, 2007 employment agreement. Under the terms of this agreement, Mr. Lamirato agreed to provide reasonable consulting services to the Company through October 31, 2009.


                                    * * * * *

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                ARC WIRELESS SOLUTIONS, INC.

Date: December 3, 2008                          By: /s/ Jason Young
                                                --------------------
                                                Jason Young
                                                Chief Executive Officer